S000041918 [Member] Investment Strategy - AMG Veritas Global Real Return Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund seeks to achieve its investment objective by investing in global equities and derivatives.
The Fund primarily invests in equity securities listed or traded on exchanges. The Fund intends to invest primarily in developed markets and economies, although it may invest in emerging markets. The Fund may invest up to 25% of its net assets in emerging market countries.
The Fund intends to invest in long positions to achieve long term capital growth and overlay short positions, primarily in index futures, to seek to preserve capital. The Fund seeks to achieve real return, which the Fund considers to be a return on a compounded annualized basis exceeding inflation. Inflation is measured by the return of the Bloomberg US Treasury Inflation-Linked Bond Index. By investing long and short, the Fund will employ leverage, principally through the use of derivative positions. The Fund will take focused equity positions identified via the analysis of Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”). Veritas’ analysis will focus on identifying long term themes and trends and then proceed to identifying companies within those identified themes and trends that it believes have sound business models, strong management and disciplined financial controls. The themes and trends are identified with an emphasis on in-house research, although external research is also used.
Under normal circumstances, the Fund invests at least 35% (or if conditions are not favorable, in the view of Veritas, at least 25%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.
The Fund will generally invest in mid- to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion. The Fund currently expects to hold between 25 and 40 positions at any time. The Fund is non-diversified.
Long positions will generally be held through direct investments. The Fund may also gain desired exposures through investments in exchange-traded funds (“ETFs”). The Fund generally expects to take short positions in index futures to seek to preserve capital. The Fund may also hold short positions in options or ETFs. It is anticipated that the Fund’s net market exposure can range from 25% to 100%, meaning that the Fund may hold up to 100% of its net asset value in long positions and up to 75% of its net asset value in short positions.
The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings. The Fund’s cash and cash equivalent holdings may serve as collateral for the Fund’s derivatives positions.